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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2006
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19591 (Commission File Number)	33-0245076 (IRS Employer Identification No.)

5820 Nancy Ridge Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.
     On January 30, 2006, IDM Pharma, Inc., or IDM, announced that researchers from the University of California at San Francisco reported at the 2006 ASCO Gastrointestinal Cancers Symposium on the results of a phase I trial of IDM’s Collidem® dendritic cell vaccine.
     The press release announcing the report of results of the Collidem® trial is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On February 1, 2006, IDM announced that it is closing enrollment to its phase II EP-2101 therapeutic vaccine trial in patients with non-small cell lung cancer.
     The press release announcing the closure of enrollment in the EP-2101 trial is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release, dated January 30, 2006 entitled “IDM Presents Results of Its Phase I Trial of Its Collidem® Dendritic Cell Vaccine in Patients With Advanced Colorectal Cancer at GI-ASCO Meeting in San Francisco.”

99.2	Press Release, dated February 1, 2006 entitled “IDM Closes Enrollment to its EP-2101 Therapeutic Vaccine Trial in Patients With Non-Small Cell Lung Cancer.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: February 1, 2006	By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated January 30, 2006 entitled “IDM Presents Results of Its Phase I Trial of Its Collidem® Dendritic Cell Vaccine in Patients With Advanced Colorectal Cancer at GI-ASCO Meeting in San Francisco.”

99.2	Press Release, dated February 1, 2006 entitled “IDM Closes Enrollment to its EP-2101 Therapeutic Vaccine Trial in Patients With Non-Small Cell Lung Cancer.”